Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2013
Acquisitions and Divestitures

Note 2

Acquisitions and Divestitures

Wireless

Wireless Transaction

On September 2, 2013, Verizon entered into a stock purchase agreement (the Stock Purchase Agreement) with Vodafone Group Plc (Vodafone) and Vodafone 4 Limited (Seller), pursuant to which Verizon agreed to acquire Vodafone’s indirect 45% interest in Cellco Partnership d/b/a Verizon Wireless (the Partnership, and such interest, the Vodafone Interest) for aggregate consideration of approximately $130 billion.

On February 21, 2014, pursuant to the terms and subject to the conditions set forth in the Stock Purchase Agreement, Verizon acquired (the Wireless Transaction) from Seller all of the issued and outstanding capital stock (the Transferred Shares) of Vodafone Americas Finance 1 Inc., a subsidiary of Seller (VF1 Inc.), which indirectly through certain subsidiaries (together with VF1 Inc., the Purchased Entities) owned the Vodafone Interest. In consideration for the Transferred Shares, upon completion of the Wireless Transaction, Verizon (i) paid approximately $58.89 billion in cash, (ii) issued approximately $60.15 billion of Verizon’s common stock, par value $0.10 per share (the Stock Consideration), (iii) issued senior unsecured Verizon notes in an aggregate principal amount of $5.0 billion (the Verizon Notes), (iv) sold Verizon’s indirectly owned 23.1% interest in Vodafone Omnitel N.V. (Omnitel, and such interest, the Omnitel Interest), valued at $3.5 billion and (v) provided other consideration of approximately $2.5 billion. As a result of the Wireless Transaction, Verizon issued approximately 1.27 billion shares. The total cash paid to Vodafone and the other costs of the Wireless Transaction, including financing, legal and bank fees, were financed through the incurrence of third-party indebtedness. See Note 8 for additional information.

In accordance with the accounting standard on consolidation, a change in a parent’s ownership interest while the parent retains a controlling financial interest in its subsidiary is accounted for as an equity transaction and remeasurement of assets and liabilities of previously controlled and consolidated subsidiaries is not permitted. As a result, we will account for the Wireless Transaction by adjusting the carrying amount of the noncontrolling interest to reflect the change in Verizon’s ownership interest in Verizon Wireless. Any difference between the fair value of the consideration paid and the amount by which the noncontrolling interest is adjusted will be recognized in equity attributable to Verizon.

Omnitel Transaction

On February 21, 2014, Verizon and Vodafone also implemented the sale of the Omnitel Interest (the Omnitel Transaction) by a subsidiary of Verizon to a subsidiary of Vodafone in connection with the Wireless Transaction pursuant to a separate share purchase agreement. We will recognize a gain on the disposal of the Omnitel interest in the first quarter of 2014.

Verizon Notes

The Verizon Notes were issued pursuant to Verizon’s existing indenture. The Verizon Notes were issued in two separate series, with $2.5 billion due February 21, 2022 and $2.5 billion due February 21, 2025. The Verizon Notes bear interest at a floating rate, which will be reset quarterly, with interest payable quarterly in arrears, beginning May 21, 2014. The eight-year Verizon notes bear interest at a floating rate equal to three-month LIBOR, plus 1.222%, and the eleven-year Verizon notes bear interest at a floating rate equal to three-month LIBOR, plus 1.372%. The indenture that governs the Verizon Notes contains certain negative covenants, including a negative pledge covenant and a merger or similar transaction covenant, affirmative covenants and events of default that are customary for companies maintaining an investment grade credit rating. An event of default for either series of the Verizon Notes may result in acceleration of the entire principal amount of all debt securities of that series. Beginning two years after the closing of the Wireless Transaction, Verizon may redeem all or any portion of the outstanding Verizon Notes held by Vodafone or any of its affiliates for a redemption price of 100% of the principal amount plus accrued and unpaid interest. The Verizon Notes may only be transferred by Vodafone to third parties in specified amounts during specified periods, commencing January 1, 2017. The Verizon Notes held by third parties will not be redeemable. Verizon has agreed to file a registration statement with respect to the Verizon Notes at least three months prior to the Verizon Notes becoming transferable.

Other Consideration

Included in the other consideration paid to Vodafone is the indirect assumption of long-term obligations with respect to 5.143% Class D and Class E cumulative preferred stock (Preferred Stock) issued by one of the Purchased Entities. Both the Class D (825,000 shares outstanding) and Class E shares (825,000 shares outstanding) are mandatorily redeemable in April 2020 at $1,000 per share plus any accrued and unpaid dividends. Dividends accrue at 5.143% per annum and will be treated as interest expense. Both the Class D and Class E shares will be classified as liability instruments and will be recorded at fair value as determined at the closing of the Wireless Transaction.

Pro Forma Information

The unaudited pro forma information presents the combined operating results of Verizon and the Vodafone Interest, with the results prior to the Wireless Transaction closing date adjusted to include the pro forma impact of: the elimination of the historical equity in earnings, net of tax, related to the investment in Omnitel; an adjustment to reflect interest expense associated with the additional indebtedness incurred and expected to be incurred in connection with the Wireless Transaction and outstanding as of the closing of the Wireless Transaction; an adjustment for the dividends on the Preferred Stock; an adjustment for the amortization of certain debt incurrence costs based on the contractual life of the underlying indebtedness; an adjustment to reflect changes in the provision for income taxes associated with the additional income attributable to Verizon and the benefit associated with the additional interest expense; the elimination of the historical net income attributable to noncontrolling interests, representing the noncontrolling interest in Verizon Wireless; and an adjustment to reflect the sum of all other adjustments to the pro forma condensed consolidated statements of income on net income attributable to Verizon.

The unaudited pro forma results are presented for illustrative purposes only. These pro forma results do not purport to be indicative of the results that would have actually been obtained if the Wireless Transaction had occurred as of January 1, 2012, nor does the pro forma data intend to be a projection of results that may be obtained in the future.

The following unaudited pro forma consolidated results of operations assume that the Wireless Transaction was completed as of January 1, 2012:

	(dollars in millions)
Years ended December 31,	2013	2012
Net income attributable to Verizon	$17,058	$4,449

Spectrum License Transactions

Since 2012, we have entered into several strategic spectrum transactions including:

•

During the third quarter of 2012, after receiving the required regulatory approvals, Verizon Wireless completed the following previously announced transactions in which we acquired wireless spectrum that will be used to deploy additional 4G LTE capacity:

¡

Verizon Wireless acquired Advanced Wireless Services (AWS) spectrum in separate transactions with SpectrumCo and Cox TMI Wireless, LLC for which it paid an aggregate of $3.9 billion at the time of the closings. Verizon Wireless has also recorded a liability of $0.4 billion related to a three-year service obligation to SpectrumCo’s members pursuant to commercial agreements executed concurrently with the SpectrumCo transaction.

¡

Verizon Wireless completed license purchase and exchange transactions with Leap Wireless, Savary Island Wireless, which is majority owned by Leap Wireless, and a subsidiary of T-Mobile USA, Inc. (T-Mobile USA). As a result of these transactions, Verizon Wireless received an aggregate $2.6 billion of AWS and Personal Communication Services (PCS) licenses at fair value and net cash proceeds of $0.2 billion, transferred certain AWS licenses to T-Mobile USA and a 700 megahertz (MHz) lower A block license to Leap Wireless, and recorded an immaterial gain.

•

During the first quarter of 2013, we completed license exchange transactions with T-Mobile License LLC and Cricket License Company, LLC, a subsidiary of Leap Wireless, to exchange certain AWS licenses. These non-cash exchanges include a number of intra-market swaps that we expect will enable Verizon Wireless to make more efficient use of the AWS band. As a result of these exchanges, we received an aggregate $0.5 billion of AWS licenses at fair value and recorded an immaterial gain.

•

During the third quarter of 2013, after receiving the required regulatory approvals, Verizon Wireless sold 39 lower 700 MHz B block spectrum licenses to AT&T Inc. (AT&T) in exchange for a payment of $1.9 billion and the transfer by AT&T to Verizon Wireless of AWS (10 MHz) licenses in certain markets in the western United States. Verizon Wireless also sold certain lower 700 MHz B block spectrum licenses to an investment firm for a payment of $0.2 billion. As a result, we received $0.5 billion of AWS licenses at fair value and we recorded a pre-tax gain of approximately $0.3 billion in Selling, general and administrative expense on our consolidated statement of income for the year ended December 31, 2013.

•

During the fourth quarter of 2013, we entered into license exchange agreements with T-Mobile USA to exchange certain AWS and PCS licenses. These non-cash exchanges, which are subject to approval by the FCC and other customary closing conditions, are expected to close in the first half of 2014. The exchange includes a number of swaps that we expect will result in more efficient use of the AWS and PCS bands. As a result of these agreements, $0.9 billion of Wireless licenses are classified as held for sale and included in Prepaid expenses and other on our consolidated balance sheet at December 31, 2013. Upon completion of the transaction, we expect to record an immaterial gain.

•

Subsequent to the transaction with T-Mobile USA in the fourth quarter of 2013, on January 6, 2014, we announced two agreements with T-Mobile USA with respect to our remaining 700 MHz A block spectrum licenses. Under one agreement, we will sell certain of these licenses to T-Mobile USA in exchange for cash consideration of approximately $2.4 billion, and under the second agreement we will exchange the remainder of these licenses for AWS and PCS spectrum licenses. These transactions are subject to the approval of the FCC as well as other customary closing conditions. These transactions are expected to close in the middle of 2014.

Other

During 2013, we acquired various other wireless licenses and markets for cash consideration that was not significant. Additionally, we obtained control of previously unconsolidated wireless partnerships, which were previously accounted for under the equity method and are now consolidated, which resulted in an immaterial gain. We recorded $0.2 billion of goodwill as a result of these transactions.

During 2012, we acquired various other wireless licenses and markets for cash consideration that was not significant and recorded $0.2 billion of goodwill as a result of these transactions.

Wireline

HUGHES Telematics, Inc.

During July 2012, we acquired HUGHES Telematics, Inc. (HUGHES Telematics) for approximately $12 per share in cash for a total acquisition price of $0.6 billion. As a result of the transaction, HUGHES Telematics became a wholly-owned subsidiary of Verizon. The consolidated financial statements include the results of HUGHES Telematics’ operations from the date the acquisition closed. Upon closing, we recorded approximately $0.6 billion of goodwill, $0.1 billion of other intangibles, and assumed the debt obligations of HUGHES Telematics, which were approximately $0.1 billion as of the date of acquisition, and which were repaid by Verizon. Had this acquisition been completed on January 1, 2012 or 2011, the results of the acquired operations of HUGHES Telematics would not have had a significant impact on the consolidated net income attributable to Verizon. The acquisition has accelerated our ability to bring more telematics offerings to market for existing and new customers.

The acquisition of HUGHES Telematics was accounted for as a business combination under the acquisition method. The cost of the acquisition was allocated to the assets and liabilities acquired based on their fair values as of the close of the acquisition, with the excess amount being recorded as goodwill.

Terremark Worldwide, Inc.

During April 2011, we acquired Terremark Worldwide, Inc. (Terremark), a global provider of information technology infrastructure and cloud services, for $19 per share in cash. Closing and other direct acquisition-related costs totaled approximately $13 million after-tax. The acquisition was completed via a tender offer followed by a “short-form” merger under Delaware law through which Terremark became a wholly-owned subsidiary of Verizon. The acquisition enhanced Verizon’s offerings to business and government customers globally.

The consolidated financial statements include the results of Terremark’s operations from the date the acquisition closed. Had this acquisition been consummated on January 1, 2011 the results of Terremark’s acquired operations would not have had a significant impact on the consolidated net income attributable to Verizon. The debt obligations of Terremark that were outstanding at the time of its acquisition by Verizon were repaid during May 2011.

Other

During the fourth quarter of 2013, Verizon acquired an industry leader in content delivery networks for $0.4 billion. We expect the acquisition will increase our ability to meet the growing demand for online digital media content. Upon closing, we recorded $0.3 billion of goodwill. Additionally, we acquired a technology and television cloud company for cash consideration that was not significant. The consolidated financial statements include the results of the operations of each of these acquisitions from the date each acquisition closed.

On January 21, 2014, Verizon announced an agreement to acquire a business dedicated to the development of cloud television products and services for cash consideration that was not significant. The transaction, which was completed in February 2014, is expected to accelerate the availability of next-generation video services.